SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS Global Small Cap VIP
The following non-fundamental investment policy is added under the “Other Investment Policies” sub-heading in the “INVESTMENT RESTRICTIONS” section of the fund’s Statement of Additional Information Part I.
(15) (for DWS Global Small Cap VIP only) the fund will generally invest in at least three different countries.
Please Retain This Supplement for Future Reference
November 23, 2020
SAISTKR20-24